UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2011, URS Corporation entered into a Third Amendment to the Credit Agreement dated November 15, 2007 (the “Credit Agreement”) with a syndicate of lenders party thereto, Wells Fargo Bank, National Association, administrative agent for the lenders, and credit support parties thereto. The Third Amendment amends the Credit Agreement so we may make open market purchases of up to eight million shares of the our common stock in fiscal year 2011.  The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 4.4 in our annual report on Form 10-K for the period ended as of December 31, 2010, which is incorporated by reference into this report.

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2011, URS Corporation issued a press release announcing financial results for the annual period ended on December 31, 2010.  A copy of the press release, entitled “URS Corporation Reports Fiscal Year 2010 Results” is furnished and not filed pursuant to Item 2.02 as Exhibit 99.1 hereto.  Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On February 25, 2011, our Board of Directors approved an increase and extension of our common stock repurchase program.  Under the modified program, we are authorized to repurchase in fiscal year 2011 up to eight million shares of the Company's stock, an increase of five million shares over the three million previously authorized.  Unless the program is further modified by the Board, for each of fiscal years 2012, 2013 and 2014, the current term of the program, the repurchases will revert to the previously authorized three million shares, plus the number of shares equal to the excess, if any, of three million shares over the actual number of shares repurchased during the prior fiscal year.  A copy of the press release regarding the modifications to our common stock repurchase program is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press Release, dated February 28, 2011, entitled “URS Corporation Reports Fiscal Year 2010 Results.”
	99.2	Press Release, dated February 28, 2011, entitled “URS Expands Stock Repurchase Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: February 28, 2011	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 28, 2011, entitled “URS Corporation Reports Fiscal Year 2010 Results.”
99.2	Press Release, dated February 28, 2011, entitled “URS Expands Stock Repurchase Program.”